EXHIBIT 10.3
EXHIBIT L
Form of Revolving Commitment Increase Agreement
     THIS AGREEMENT is made and entered into this 12th day of December, 2005, (this “Agreement”) pursuant to that certain Amended and Restated Credit Agreement, dated as of July 1, 2004, (as amended, supplemented or otherwise modified, the “Credit Agreement”) among PIKE ELECTRIC CORPORATION, a Delaware corporation (“Holdings”), PIKE ELECTRIC, INC., a North Carolina corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), J.P. MORGAN SECURITIES INC., as syndication agent, NATIONAL CITY BANK, as documentation agent, and BARCLAYS BANK PLC, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into the Credit Agreement pursuant to which certain of the Lenders have, among other things, agreed to make revolving loans to the Borrower in the principal amount of up to $70,000,000 at any one time outstanding (which may be increased to $90,000,000); and
     WHEREAS, the Borrower has exercised its right to increase the Total Revolving Commitment pursuant to Section 3.4 of the Credit Agreement, and First Tennessee Bank, National Association (the “New Lender”) has agreed to provide the Borrower a Revolving Commitment of $10,000,000 increase its Revolving Commitment to $10,000,000 (the “New Lender Commitment”) thereby increasing the then applicable Total Revolving Commitment to $10,000,000;
     NOW, THEREFORE, the Borrower and the New Lender do hereby agree as follows:
     1. Definitions. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefore in the Credit Agreement.
     2. New Lender Commitment. Subject to the conditions hereof, the New Lender agrees by the execution of this Agreement that it [shall be a party to the Credit Agreement as a Lender and] shall provide to the Borrower its Revolving Commitment in the amount of the New Lender Commitment.
     3. Representations and Warranties. The Borrower hereby represents and warrants that:
     (a) there exists no Default or Event of Default; and
     (b) all representations and warranties contained in the Agreement or in the other Credit Documents in effect on the date hereof are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
     4. New Lender. Upon the effectiveness of this Agreement, the New Lender, if not a Lender prior to the effectiveness of this Agreement, shall be a party to the Credit Agreement and have the rights and obligations of a Revolving Lender thereunder.

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     5. Entire Agreement. This Agreement, along with the Credit Agreement, sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

PIKE ELECTRIC, INC.
By:	/s/ Mark Castaneda

Name:	Mark Castaneda

Title:	Chief Financial Officer

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION
By:	/s/ Stewart deC. Holmes
	Name:	Stewart deC. Holmes
	Title:	Senior Vice President

Acknowledged by and Consented to by:
BARCLAYS BANK PLC, as Administrative Agent
and as Letter of Credit Issuer

By:	/s/ David Barton
Name:	David Barton
Title:	Associate Director

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